UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: July 31, 2017

Date of reporting period: July 31, 2017

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund III

GQG Partners Emerging Markets Equity Fund

ANNUAL REPORT	JULY 31, 2017

Investment Adviser: GQG Partners LLC

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2017

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-362-8333; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2017

LETTER TO SHAREHOLDERS (Unaudited)

Dear Shareholders:

Thank you for your support of the GQG Partners Emerging Markets Equity Fund (the “Fund”).

The optimism that pushed global indexes higher in this year’s first quarter met some challenges in the second quarter, and for the most part overcame them. Broadly speaking, stocks were up around the world, reflecting the expectation of higher earnings in the US, most of Europe and Asia. From inception on December 28, 2016 to fiscal year end on July 31, 2017 the Fund’s Investor Shares rose 21.40% vs. the MSCI Emerging Markets Index — Net Return (+27.13%) (the “Benchmark Index”).

Low unemployment in the U.S., rising prices in Europe and unexpected strength in China are all seen by investors as welcome signs of economic health. The current level of strength and its sustainability are, of course, up for debate, and there are several lively discussions in process regarding the fiscal and monetary steps needed to keep the expansion(s) on track. Such discussions are, as always, colored by events in the political sphere. In the U.S., the likelihood of meaningful tax reform has diminished as the new administration’s ability to push its agenda has come into question. While the outcome of France’s elections may have heartened those investors who put their faith in a unified Europe, other forces are still at work eroding such faith, and the messy Brexit process will take years to get resolved, probably to no-one’s full satisfaction.

Insofar as we take a macro view, we’re pretty optimistic. The data out of Europe points to continued growth in employment and consumption, potentially paving the way for a return to a more normal interest rate environment. The recovery in the U.S. may be sputtering a bit, but most data points to continued strength. For the most part, the news has supported our optimistic viewpoint.

Two areas of the world in which the news over the past three months has seemed less positive, and where it has particularly concerned investors, are Brazil and Russia. This is certainly relevant to us and our fellow investors, since we have been, and remain, overweight both Brazil and Russia vis-à-vis the Benchmark Index.

In Brazil, yet another political scandal threatened to bring down a government. The timing here was unfortunate, as the data out of Brazil had pointed to increased consumer confidence and spending, helping to fuel an earnings recovery. I won’t hazard a guess as to the denouement of this latest scandal, but I will offer my opinion that it probably matters less than the market thinks. Brazil is a nation of over 200 million people with very favorable demographics. The country has a strong, if somewhat messy, democratic tradition and the necessary economic reforms that were in progress when this latest scandal hit are likely to be delayed, not abandoned. We adjusted our holdings in Brazil over the course of the second quarter, adding to the names in which we had the most confidence.

In Russia, the threat of additional sanctions from the U.S. in response to alleged Russian interference in the U.S. political process pressured stocks at the same time that weaker-

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2017

than-anticipated oil prices had lowered growth prospects for that resource-dependent economy. On top of that, the ruble strengthened over the course of the second quarter, cutting into margins for industrial and energy companies whose revenues are denominated in dollars while much of their cost base is denominated in rubles. Here, too, I think that sanctions, at least, matter less than the market may think. Our discussions with representatives of several Russian companies (in some of which, but not all, we are currently invested) lead us to believe that sanctions have had and are likely to have in the future only limited impact on corporate earnings in Russia. Effects of sanctions thus far have been de minimis, in some ways actually beneficial to Russian companies. The oil companies, for example, have been forced to develop complex drilling technology in-house, and some domestic agricultural sectors, such as cheese, benefitted from lesser foreign competition.

It is, of course, possible that a further deterioration in relations between the US and Russia could result in harsher sanctions that could have more bite. It’s also possible, though, that relations improve and that sanctions are lifted. We note that many European leaders have been less than enthusiastic for the current set of sanctions. We can’t know for sure what will happen as far as sanctions are concerned. All we can do is look at investment opportunities, and we find that several in Russia remain compelling. As in Brazil, we’ve taken the opportunity over the past few weeks to add to positions in which we have the most confidence.

I’ve discussed our overweight positions in Brazil and Russia because these positions are likely to prove important in driving our future investment results versus the index as well as versus other managers. These positions have certainly hurt our relative performance year-to-date: Brazil’s Bovespa Index lost ground in the second quarter, and its 2.7% (in dollar terms) first-half performance is below the emerging markets average. Russia’s RTS Index has lost ground in each of 2017’s first two quarters, and was down year-to-date by over 8% at quarter-end. This despite the fact that Russia’s economy is strengthening, with unemployment coming down along with interest rates.

One other overweight position that I’d like to discuss briefly is our significant overweight in financials, some of which, it goes without saying, are in Brazil and Russia. Many of our holdings represent investments in industry leaders, often employing new information technologies to cut costs even as prospects for revenue growth have improved. We arrived at these positions in a one-by-one, bottom-up process, but the result has been an overweight in a sector that is changing as the world around it changes. In order to survive, we all have to change.

Past 2017’s halfway point, I find our Emerging Markets Fund underperforming both our Benchmark Index and our peers. This situation is, obviously, not ideal. In a way, though, I’m really not surprised. Markets have, for the most part, performed strongly across the globe this year. Our style dictates that we sell into strength if we believe that prices aren’t fully justified by fundamentals. I like to think that, over the past year, our relative performance might have suffered as a result of my reducing positions in high-momentum stocks with deteriorating fundamentals and replacing them with less-loved

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2017

stocks that hold greater long-term potential. Nobody likes to underperform, but I’ve stuck to my discipline, and I like the way we are currently positioned.

Rajiv Jain

Chairman and Chief Investment Officer

GQG Partners LLC

September 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling +1 (866) 362-8333. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns greater than one year are annualized. Performance may reflect agreements to limit a Fund’s expenses, which would further reduce performance if not in effect.

The material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock. Neither this material nor any accompanying oral presentation or remarks by a representative is intended to constitute a recommendation of the Fund or a determination of suitability.

Portfolio holdings are subject to change and should not be considered investment advice or a recommendation to buy securities.

There are risks involved with investing in mutual funds, including loss of principal. In addition to the normal risks involved with investing in mutual funds, including loss of principal, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk. The Fund invests in foreign securities, which will involve greater volatility and political, economic, and currency risks and differences in accounting methods. It also invests in emerging markets, which involve unique risks, such as exposure to economies less diverse and mature than the US or other more established foreign markets. Economic and political instability may cause larger price changes in emerging markets securities than other foreign securities. It is possible to lose money by investing in securities. The Fund is non- diversified. Any Fund advised by GQG involves significant risks and is suitable only for those persons who can bear the economic risk of the complete loss of their investment. There can be no assurance that any fund will achieve its investment objectives.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Definition of the Comparative Index

MSCI Emerging Markets Index captures large and mid-cap representation across 24 Emerging Markets countries. With 843 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2017

GROWTH OF A $500,000 INVESTMENT (Unaudited)

Comparison of Change in the Value of a $500,000 Investment in the GQG Partners Emerging Markets Fund, Institutional Shares versus the MSCI Emerging Markets Index.

*	The GQG Partners Emerging Markets Equity Fund commenced operations on December 28, 2016.
†	The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares. Returns for R6 Shares are identical to those of Institutional Shares as the classes share the same fee structure.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 3.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2017

SECTOR WEIGHTING (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 80.3%
	Shares	Value
ARGENTINA — 3.2%
Grupo Financiero Galicia ADR	44,554	$1,618,201
MercadoLibre	14,184	4,090,949
Pampa Energia ADR *	16,536	898,732

		6,607,882

BRAZIL — 7.8%
B3 - Brasil Bolsa Balcao	992,353	6,513,011
Energisa	235,428	1,872,123
Qualicorp	147,626	1,548,065
Raia Drogasil	132,861	2,939,523
Transmissora Alianca de Energia Eletrica	225,384	1,658,826
WEG	235,962	1,430,119

		15,961,667

CHILE — 1.0%
Enel Americas ADR	196,116	1,961,160

CHINA — 15.9%
Alibaba Group Holding ADR *	57,882	8,968,816
Baidu ADR *	4,484	1,014,954
China Gas Holdings	847,389	2,050,620

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2017

COMMON STOCK — continued
	Shares	Value
CHINA (continued)
China Resources Gas Group	392,470	$1,487,438
Ctrip.com International ADR *	9,203	549,695
Guangdong Investment	1,425,862	2,008,218
JD.com ADR *	131,526	5,941,029
Tencent Holdings	247,542	9,933,185
ZTO Express Cayman ADR *	30,985	464,155

		32,418,110

HONG KONG — 4.5%
AIA Group	761,749	6,003,169
Chow Tai Fook Jewellery Group	50,753	52,702
CK Hutchison Holdings	229,784	3,027,442

		9,083,313

HUNGARY — 2.5%
OTP Bank	73,748	2,731,483
Richter Gedeon Nyrt	94,255	2,400,991

		5,132,474

INDIA — 6.7%
HDFC Bank ADR	81,489	7,886,505
Housing Development Finance	134,302	3,745,833
InterGlobe Aviation (A)	105,200	2,116,668

		13,749,006

INDONESIA — 7.0%
Bank Central Asia	4,156,433	5,833,481
Bank Rakyat Indonesia Persero	1,633,978	1,811,920
Gudang Garam	212,202	1,211,991
Sarana Menara Nusantara	7,281,508	2,191,447
Telekomunikasi Indonesia Persero	9,010,089	3,171,519

		14,220,358

MEXICO — 4.8%
Grupo Aeroportuario del Pacifico, Cl B	228,213	2,604,181
Grupo Aeroportuario del Sureste, Cl B	131,418	2,786,857
Infraestructura Energetica Nova	421,292	2,379,174
Wal-Mart de Mexico	861,840	1,989,328

		9,759,540

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2017

COMMON STOCK — continued
	Shares	Value
NETHERLANDS — 1.6%
Heineken	30,643	$3,185,401

PERU — 0.7%
Credicorp	7,959	1,473,529

RUSSIA — 7.5%
Alrosa PJSC	1,720,911	2,392,806
Moscow Exchange MICEX-RTS OAO	1,103,782	1,964,053
Sberbank of Russia PJSC	388,884	1,063,527
Sberbank of Russia PJSC ADR	418,890	4,880,069
Severstal PJSC	14,440	200,106
Severstal PJSC GDR	81,443	1,122,829
X5 Retail Group GDR *	26,847	1,038,442
Yandex, Cl A *	87,573	2,537,866

		15,199,698

SOUTH KOREA — 6.5%
Hyundai Mobis	5,998	1,318,536
Samsung Electronics GDR	9,591	10,339,098
Shinhan Financial Group ADR	31,838	1,512,942

		13,170,576

TAIWAN — 2.4%
Taiwan Semiconductor Manufacturing	74,645	530,256
Taiwan Semiconductor Manufacturing ADR	120,375	4,328,685

		4,858,941

THAILAND — 1.7%
CP ALL	1,944,773	3,550,402

TURKEY — 0.5%
TAV Havalimanlari Holding	182,591	1,104,775

UNITED KINGDOM — 2.1%
British American Tobacco	67,791	4,212,584

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2017

COMMON STOCK — continued
	Shares	Value
UNITED STATES — 3.9%
Lam Research	28,024	$4,468,707
NVIDIA	21,277	3,457,725

		7,926,432

Total Common Stock (Cost $149,571,453)		163,575,848

PREFERRED STOCK — 3.0%
BRAZIL — 3.0%
Itau Unibanco Holding , 0.50% (Cost $5,955,968)	503,636	6,019,457

Total Investments— 83.3% (Cost $155,527,421)		$169,595,305

Percentages	are based on Net Assets of $203,670,997.

*	Non-income producing security.
(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.

ADR	—	American Depositary Receipt
CI	—	Class
GDR	—	Global Depositary Receipt
PJSC	—	Public Joint Stock Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2017

STATEMENT OF ASSETS AND LIABILITIES
Assets:
Investments, at Value (Cost $155,527,421)	$169,595,305
Cash Equivalent	6,571,638
Foreign Currency, at Value (Cost $151,504)	152,038
Receivable for Capital Shares Sold	63,329,227
Receivable for Investment Securities Sold	9,373,429
Dividend Receivable	283,942
Deferred Offering Costs (Note 2)	40,314
Unrealized Gain on Foreign Spot Currency Contracts	3,556
Reclaim Receivable	735
Other Prepaid Expenses	7,529

Total Assets	249,357,713

Liabilities:
Payable for Investment Securities Purchased	45,525,737
Payable to Investment Adviser	53,229
Payable to Administrator	7,219
Payable for Capital Shares Redeemed	3,000
Chief Compliance Officer Fees Payable	1,926
Unrealized Loss on Foreign Spot Currency Contracts	1,918
Shareholder Servicing Fees Payable, Investor Shares	1,057
Payable to Trustees	223
Other Accrued Expenses and Other Payables	92,407

Total Liabilities	45,686,716

Net Assets	$203,670,997

Net Assets Consist of:
Paid-in Capital	$190,217,600
Undistributed Net Investment Income	807,108
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(1,410,085)
Net Unrealized Appreciation on Investments	14,067,884
Net Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(11,510)

Net Assets	$203,670,997

Investor Shares:
Net Assets	$2,123,300
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	174,850
Net Asset Value, Offering and Redemption Price Per Share	$12.14

Institutional Shares:
Net Assets	$201,233,307
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	16,538,899
Net Asset Value, Offering and Redemption Price Per Share	$12.17

R6 Shares:
Net Assets	$314,390
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	25,843
Net Asset Value, Offering and Redemption Price Per Share	$12.17

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
FOR THE PERIOD ENDED
JULY 31, 2017*

STATEMENT OF OPERATIONS
Investment Income:
Dividends	$1,539,007
Less: Foreign Taxes Withheld	(167,776)

Total Investment Income	1,371,231

Expenses:
Investment Advisory Fees	412,378
Administration Fees	50,069
Trustees’ Fees	8,284
Chief Compliance Officer Fees	3,430
Shareholder Serving Fees, Investor Shares	1,098
Transfer Agent Fees	57,994
Offering Costs	55,511
Custodian Fees	43,629
Legal Fees	27,667
Audit Fees	23,900
Printing Fees	18,000
Registration and Filing Fees	13,271
Other Expenses	17,795

Total Expenses	733,026

Less:
Waiver of Investment Advisory Fees	(263,081)

Net Expenses	469,945

Net Investment Income	901,286

Net Realized Loss on:
Investments	(1,409,655)
Foreign Currency Transactions	(94,608)

Net Realized Loss	(1,504,263)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	14,067,884
Foreign Currency Translation	(11,510)

Net Change in Unrealized Appreciation (Depreciation)	14,056,374

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions and Translation	12,552,111

Net Increase in Net Assets Resulting from Operations	$13,453,397

*	The Fund commenced operations on December 28, 2016.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
Period Ended July 31, 2017*
Operations:
Net Investment Income	$901,286
Net Realized Loss on Investments and Foreign Currency Transactions	(1,504,263)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Translation	14,056,374

Net Increase in Net Assets Resulting From Operations	13,453,397

Capital Share Transactions(1):
Investor Shares
Issued	1,975,203

Net Investor Shares Transactions	1,975,203

Institutional Shares
Issued	190,409,952
Redeemed	(2,427,695)

Net Institutional Shares Transactions	187,982,257

R6 Shares
Issued	260,140

Net R6 Shares Transactions	260,140

Net Increase in Net Assets From Capital Share Transactions	190,217,600

Total Increase in Net Assets	203,670,997

Net Assets:
Beginning of Period	–

End of Period (including Undistributed Net Investment Income of $807,108)	$203,670,997

*	The Fund commenced operations on December 28, 2016.
(1)	See Note 7 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Period

	Investor Shares
	Period Ended July 31, 2017(1)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Income*	0.12
Net Realized and Unrealized Gain	2.02

Total from Investment Operations	2.14

Net Asset Value, End of Period	$12.14

Total Return†	21.40%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$2,123
Ratio of Expenses to Average Net Assets	1.33	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.95	%††
Ratio of Net Investment Income to Average Net Assets	1.83	%††
Portfolio Turnover Rate	45%‡

*	Per share calculations were performed using average shares for the period.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	The Fund commenced operations on December 28, 2016.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Period

	Institutional Shares
	Period Ended July 31, 2017(1)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Income*	0.14
Net Realized and Unrealized Gain	2.03

Total from Investment Operations	2.17

Net Asset Value, End of Period	$12.17

Total Return†	21.70%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$201,233
Ratio of Expenses to Average Net Assets	1.08	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.69	%††
Ratio of Net Investment Income to Average Net Assets	2.08	%††
Portfolio Turnover Rate	45%‡

*	Per share calculations were performed using average shares for the period.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	The Fund commenced operations on December 28, 2016.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Period

	R6 Shares
	Period Ended July 31, 2017(1)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.10
Net Realized and Unrealized Gain	2.07

Total from Investment Operations	2.17

Net Asset Value, End of Period	$12.17

Total Return†	21.70%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$315
Ratio of Expenses to Average Net Assets	1.08	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.85	%††
Ratio of Net Investment Income to Average Net Assets	1.53	%††
Portfolio Turnover Rate	45%‡

*	Per share calculations were performed using average shares for the period.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	The Fund commenced operations on December 28, 2016.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2017

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 18 funds. The financial statements herein are those of the GQG Partners Emerging Markets Equity Fund (the “Fund”). The investment objective of the Fund is to seek long-term capital appreciation. The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. GQG Partners LLC serves as the Fund’s investment adviser (the “Adviser”). The Fund currently offers Investor Shares, Institutional Shares and R6 Shares. The Fund commenced operations on December 28, 2016. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Fund.

Use of Estimates — The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2017

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

The Fund use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2017

If a local market in which the Fund own securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of July 31, 2017, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For details of investment classifications, please refer to the Schedule of Investments.

For the period ended July 31, 2017, there were no transfers between Level 1, Level 2, and/or Level 3 assets and liabilities.

For the period ended July 31, 2017, there have been no significant changes to the Fund’s fair valuation methodology.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2017

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended July 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2017

taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Cash Equivalents — Idle cash may be swept into various time deposit accounts and is classified as cash equivalents on the Statements of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Funds. As of July 31, 2017, the remaining amount still to be amortized for the Fund was $40,314.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2017

required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the period ended July 31, 2017, the Fund paid $50,069 for these services.

The Fund has adopted a Shareholder Servicing Plan (the “Plan”) that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the average daily net assets of the Fund’s Investor Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.95% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding interest, taxes, brokerage commissions, 12b-1 fees, acquired fund fees and expenses and non-routine expenses (collectively, “excluded expenses”)) for Investor Shares, Institutional Shares and R6 Shares from exceeding 108 basis points as set forth below until November 30, 2018 (the “Contractual Expense Limit”). The Adviser may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual fund operating expenses are below the Contractual Expense Limit. This agreement may be terminated by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on November 30, 2018. As of July 31, 2017, the fees which were previously waived by the Adviser which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived, to the Adviser were $263,081 expiring in 2020.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2017

6. Investment Transactions:

For the period ended July 31, 2017, the Fund made purchases of $191,244,653 and sales of $34,307,699 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7. Share Transactions:

Period Ended July 31, 2017*
Investor Shares
Issued	174,850

Total Investor Shares Transactions	174,850

Institutional Shares
Issued	16,748,776
Redeemed	(209,877)

Total Institutional Shares Transactions	16,538,899

R6 Shares
Issued	25,843

Total R6 Shares Transactions	25,843

Net Increase in Shares Outstanding From Share Transactions	16,739,592

*	The Fund commenced operations on December 28, 2016.

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences that are primarily attributable to foreign currency gain (loss) and gains on passive foreign investment companies have been reclassified to (from) the following accounts:

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2017

Undistributed Net Investment Loss	Accumulated Net Realized Gain
$ (94,178)	$94,178

These reclassifications had no impact on the net assets or net values of the Fund.

As of July 31, 2017, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$1,227,505
Short-Term Capital Loss Carryforwards	(991,284)
Unrealized Appreciation	13,178,695
Other Temporary Differences	38,481

Total Distributable Earnings	$13,453,397

For Federal income tax purposes, capital losses may be carried forward and applied against future capital gains. Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years and passive foreign investment companies. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding foreign currency) by the Fund at July 31, 2017, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$ 156,405,100	$14,869,829	$(1,679,624)	$13,190,205

9. Concentration of Risks:

As with all management investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”) and ability to meet its investment objective.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2017

such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Company Risk — Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

10. Other:

At July 31, 2017, the percentage of total shares outstanding held by shareholders for the Fund, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Investor Shares	2	63%
Institutional Shares	5	79%
R6 Shares	1	97%

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2017

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Regulatory Matters

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and expects that the Fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

12. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of July 31, 2017.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund III and the Shareholders of

GQG Partners Emerging Markets Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GQG Partners Emerging Markets Equity Fund (one of the funds constituting The Advisors’ Inner Circle Fund III, hereafter referred to as the “Fund”) as of July 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period December 28, 2016 (commencement of operations) through July 31, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 27, 2017

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2017

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from February 1, 2017 to July 31, 2017).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2017

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 2/01/17	Ending Account Value 7/31/17	Annualized Expense Ratios	Expenses Paid During Period*
Investor Shares
Actual Portfolio Return	$1,000.00	$1,147.30	1.33%	$7.08
Hypothetical 5% Return	1,000.00	1,018.20	1.33	6.66
Institutional Shares
Actual Portfolio Return	$1,000.00	$1,149.20	1.08%	$5.76
Hypothetical 5% Return	1,000.00	1,019.44	1.08	5.41
R6 Shares
Actual Portfolio Return	$1,000.00	$1,149.20	1.08%	$5.76
Hypothetical 5% Return	1,000.00	1,019.44	1.08	5.41

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period from inception to period end).

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2017

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES2 3
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT TRUSTEES[3]
JON C. HUNT (Born: 1951)	Trustee (Since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE (Born: 1954)	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
JAY C. NADEL (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004.
RANDALL S. YANKER (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 18 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2017

as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-523-8637. The following chart lists Trustees and Officers as of July 31, 2017.

Other Directorships Held in the Past Five Years[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of City National Rochdale Funds, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Member of Independent Committee of Nuveen Commodities Asset Management.

Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016.

Current Directorships: Trustee of AXA Premier VIP Trust, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust and JP Morgan Active ETFs.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016.

Current Directorships: Trustee of City National Rochdale Funds, Winton Series Trust, Winton Diversified Opportunities Trust (closed-end investment company) and Gallery Trust. Director of Lapolla Industries, Inc.

Former Directorships: Trustee of Rochdale Investment Trust to 2013.

Current Directorships: Trustee of Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2017

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2014)	Director of Client Service, SEI Investments Company, since 2004.
ROBERT A. NESHER (Born: 1946)	Vice Chairman (Since 2014)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.
DIANNE DESCOTEAUX (Born: 1977)	Vice President and Secretary (since 2014)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis, & Bockius LLP from 2006 to 2010.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2017

Other Directorships Held in the Past Five Years

None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2017

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS (continued)
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2014)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM (Born: 1981)	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners (2011-2015). Investor Services Team Lead, Morgan Stanley Alternative Investment Partners (2007-2011).

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2017

Other Directorships Held in the Past Five Years

None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2017

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a July 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with a July 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended July 31, 2017, the Fund is designating the following items with regard to distributions paid during the period.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short- Term Capital Gain(5)
0.00%	100.00%	100.00%	0.61%	85.97%	0.00%	0.55%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5) The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distributions that is exempted from U.S. withholding tax when paid to foreign investors.

The Fund intends to pass through a foreign tax credit to shareholders. For the fiscal period ended July 31, 2017, the total amount of foreign source income is $1,455,239. The total amount of foreign tax paid is $126,324. A shareholders allocable share of the foreign tax credit will be reported on Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

GQG Partners Emerging Markets Equity Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-866-362-8333

Investment Adviser:

GQG Partners LLC

350 East Las Olas Boulevard, Suite 1100

Fort Lauderdale, Florida 33301

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

GQG-AR-001-0100

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Thomas Lemke and Jay Nadel, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$315,100	$0	$0	$238,400	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$120,000	$0	$0	$227,600
(d)	All Other Fees	$0	$0	$164,003	$0	$0	$75,000

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2017	2016
Audit-Related Fees	0%	0%

Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $284,003 and $302,600, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: October 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: October 6, 2017

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and
Chief Financial Officer

Date: October 6, 2017

*	Print the name and title of each signing officer under his or her signature.